CREDIT SUISSE FIRST BOSTON               COMPASS BANK AUTO OWNER TRUST 1998-A                                 EXHIBIT 20.1
                                                 COMPASS BANK - SERVICER                                            PAGE 1
                                      COMPASS BANK "ALABAMA", COMPASS BANK "TEXAS" - SELLERS

I.     ORIGINAL DEAL PARAMETER INPUTS
-------------------------------------
       (A) Total Portfolio Balance                                                                          $401,460,879.06
       (B) Total Securities Balance                                                                         $401,460,879.06
       (C) Class A-1 Notes
           (i)   Class A-1 Notes Balance                                                                    $127,235,000.00
           (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                                31.69%
           (iii) Class A-1 Notes Rate                                                                                5.659%
           (iv)  Class A-1 Notes Accrual Basis                                                                   Actual/360
       (D) Class A-2 Notes
           (i)   Class A-2 Notes Balance                                                                     $81,700,000.00
           (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                                20.35%
           (iii) Class A-2 Notes Rate                                                                                5.709%
           (iv)  Class A-2 Notes Accrual Basis                                                                   Actual/360
       (E) Class A-3 Notes
           (i)   Class A-3 Notes Balance                                                                    $170,445,000.00
           (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                 42.46%
           (iii) Class A-3 Notes Rate                                                                                 5.90%
           (iv)  Class A-3 Notes Accrual Basis                                                                       30/360
       (F) Certificates
           (i)   Certificates Balance                                                                        $22,080,879.06
           (ii)  Certificates Percentage (G(i)/B)                                                                     5.50%
           (iii) Certificates Rate                                                                                    6.65%
           (iv)  Certificates Accrual Basis                                                                          30/360
       (G) Servicing Fee Rate                                                                                         1.00%
       (H) Portfolio Summary
           (i)   Weighted Average Coupon (WAC)                                                                        9.84%
           (ii)  Weighted Average Original Maturity (WAOM)                                                            57.78 months
           (iii) Weighted Average Remaining Maturity (WAM)                                                            42.27 months
           (iv)  Number of Receivables                                                                               35,744
       (I) Reserve Account
           (i)   Reserve Account Initial Deposit Percentage                                                           0.25%
           (ii)  Reserve Account Initial Deposit                                                              $1,003,652.20
           (iii) Specified Reserve Account Balance (greater of
                 J(iii)(a or b) if 1.5% loss and delinquency triggers
                 not hit - otherwise J(iii)(c))
                 (a) Percent of Original Securities Balance                                                           1.00%
                 (b) Trigger Percent of Remaining Securities Balance                                                  6.00%

II.    INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
----------------------------------------------------
       (A) Total Portfolio Balance                                                                          $401,460,879.06
       (B) Total Securities Balance                                                                         $401,460,879.06
       (C) Cumulative Note and Certificate Pool Factor                                                            1.0000000
       (D) Class A-1 Notes
           (i)   Class A-1 Notes Balance                                                                    $127,235,000.00
           (ii)  Class A-1 Notes Pool Factor                                                                      1.0000000
           (iii) Class A-1 Notes Interest Carryover Shortfall                                                         $0.00
           (iv)  Class A-1 Notes Principal Carryover Shortfall                                                        $0.00
       (E) Class A-2 Notes
           (i)   Class A-2 Notes Balance                                                                     $81,700,000.00
           (ii)  Class A-2 Notes Pool Factor                                                                      1.0000000
           (iii) Class A-2 Notes Interest Carryover Shortfall                                                         $0.00
           (iv)  Class A-2 Notes Principal Carryover Shortfall                                                        $0.00
       (F) Class A-3 Notes
           (i)   Class A-3 Notes Balance                                                                    $170,445,000.00
           (ii)  Class A-3 Notes Pool Factor                                                                      1.0000000
           (iii) Class A-3 Notes Interest Carryover Shortfall                                                         $0.00
           (iv)  Class A-3 Notes Principal Carryover Shortfall                                                        $0.00
       (G) Certificates
           (i)   Certificates Balance                                                                        $22,080,879.06
           (ii)  Certificates Pool Factor                                                                         1.0000000
           (iii) Certificates Interest Carryover Shortfall                                                            $0.00
           (iv) Certificates Principal Carryover Shortfall                                                            $0.00
       (H) Servicing Fee
           (i)   Servicing Fee Shortfall                                                                              $0.00
       (I) End of Prior Month Account Balances
           (i)   Reserve Account                                                                              $1,003,652.20
       (J) Net Losses as of End of Prior Month
           (i)   Cumulative Net Losses for All Prior Periods                                                          $0.00
           (ii)  Net Losses for Second Preceding Period                                                               0.00%
           (iii) Net Losses for Preceding Period                                                                      0.00%
       (K) Delinquencies as of End of Prior Month
           (i)   Delinquency Ratio for Preceding Period                                                               0.00%
           (ii)  Delinquency Ratio for Second Preceding Period                                                        0.00%
       (L) Portfolio Summary as of End of Prior Month
           (i)   Weighted Average Coupon (WAC)                                                                        9.84%
           (ii)  Weighted Average Remaining Maturity (WAM)                                                            42.27 months
           (iii) Number of Receivables                                                                               35,744
       (M) Previous Month Distribution Date                                                                         6/30/98

III.   MONTHLY INPUTS FROM THE MAINFRAME
----------------------------------------
       (A) Receivables Principal
           (i)   Principal Collections                                                                       $34,605,215.28
           (ii)  Prepayments in Full                                                                                  $0.00
           (iii) Repurchased Loan Proceeds Related to Principal                                                       $0.00
           (iv)  Other Refunds Related to Principal                                                                   $0.00
       (B) Receivables Interest
           (i)   Interest Collections                                                                         $3,215,326.36
           (ii)  Repurchased Loan Proceeds Related to Interest                                                        $0.00

CREDIT SUISSE FIRST BOSTON               COMPASS BANK AUTO OWNER TRUST 1998-A                                 EXHIBIT 20.1
                                                 COMPASS BANK - SERVICER                                            PAGE 2
                                      COMPASS BANK "ALABAMA", COMPASS BANK "TEXAS" - SELLERS

       (C) Portfolio Summary as of End of Month
           (i)   Weighted Average Coupon (WAC)                                                                        9.84%
           (ii)  Weighted Average Remaining Maturity (WAM)                                                            39.64 months
           (iii) Remaining Number of Receivables                                                                     34,141
       (D) Delinquent Receivables                                   Dollar Amount            #  Units
                                                             -----------------------      --------------
           (i)   30-59 Days Delinquent                       $202,570.24       0.06%      319       0.93%
           (ii)  60-89 Days Delinquent                        $72,982.77       0.02%       74       0.22%
           (iii) 90 Days or More Delinquent                   $5,736.52        0.00%        5       0.01%
       (E) Current Month Distribution Date                                                                          8/17/98

IV.    INPUTS DERIVED FROM OTHER SOURCES
----------------------------------------
       (A) Reserve Account Investment Income                                                                      $4,807.37
       (B) Collection Account Investment Income                                                                 $125,139.76
       (C) Total Liquidations                                                                                         $0.00
       (D) Gross Losses for Collection Period                                                                         $4.90
       (E) Liquidated Receivables Information
           (i)   Liquidation Proceeds Related to Principal                                                            $0.00
           (ii)  Liquidation Proceeds Related to Interest                                                             $0.00
           (iii) Recoveries from Prior Month Charge Offs                                                              $0.00
           (iv)  Aggregate Net Losses for Collection Period                                                           $4.90
       (F) Days in Accrual Period                                                                                        48
       (G) Deal age                                                                                                       1

                                                                   MONTHLY COLLECTIONS

V.     INTEREST COLLECTIONS
---------------------------
       (A) Interest Collections                                                                               $3,215,326.36
       (B) Repurchased Loan Proceeds Related to Interest                                                               0.00
       (C) Recoveries from Prior Month Charge Offs                                                                     0.00
                                                                                                            ---------------
       (E) Total Interest Collections                                                                         $3,215,326.36

VI.    PRINCIPAL COLLECTIONS
----------------------------
       (A) Principal Payments Received                                                                       $34,605,215.28
       (B) Liquidation Proceeds                                                                                        0.00
       (C) Repurchased Loan Proceeds Related to Principal                                                              0.00
       (D) Other Refunds Related to Principal                                                                          0.00
                                                                                                             --------------
       (E) Total Principal Collections                                                                       $34,605,215.28

VII.   TOTAL INTEREST AND PRINCIPAL COLLECTIONS                                                              $37,820,541.64
-----------------------------------------------

                                                          MONTHLY DISTRIBUTIONS

VIII.  FEE DISTRIBUTIONS
------------------------
       (A) Reserve Account Investment Income                                                                      $4,807.37
       (B) Collection Account Investment Income                                                                 $125,139.76
       (C) Servicing Fee
           (i)   Servicing Fee Due                                                                              $334,550.73
           (ii)  Servicing Fee Paid                                                                              128,785.65
                                                                                                            ---------------
           (iii) Servicing Fee Shortfall                                                                        $205,765.08

IX.    INTEREST DISTRIBUTIONS
-----------------------------
       (A) Class A-1 Notes
           (i)   Class A-1 Notes Interest Due                                                                   $960,030.49
           (ii)  Class A-1 Notes Interest Paid                                                                   960,030.49
                                                                                                            ---------------
           (iii) Class A-1 Notes Interest Shortfall                                                                   $0.00
       (B) Class A-2 Notes
           (i)   Class A-2 Notes Interest Due                                                                   $621,900.40
           (ii)  Class A-2 Notes Interest Paid                                                                   621,900.40
                                                                                                            ---------------
           (iii) Class A-2 Notes Interest Shortfall                                                                   $0.00
       (C) Class A-3 Notes
           (i)   Class A-3 Notes Interest Due                                                                 $1,312,899.96
           (ii)  Class A-3 Notes Interest Paid                                                                 1,312,899.96
                                                                                                            ---------------
           (iii) Class A-3 Notes Interest Shortfall                                                                   $0.00
       (D) Total Note Interest
           (i)   Total Note Interest Due                                                                      $2,894,830.85
           (ii)  Total Note Interest Paid                                                                      2,894,830.85
                                                                                                            ---------------
           (iii) Total Note Interest Shortfall                                                                        $0.00
       (E) Certificates
           (i)   Certificates Interest Due                                                                      $191,704.97
           (ii)  Certificates Monthly Interest Paid                                                              191,704.97
                                                                                                            ---------------
           (iii) Certificates Monthly Interest Shortfall                                                              $0.00
       (F) Total Note and Certificate Interest
           (i)   Total Note and Certificate Interest Due                                                      $3,086,535.81
           (ii)  Total Note and Certificate Interest Paid                                                      3,086,535.81
                                                                                                            ---------------
           (iii) Total Note and Certificate Interest Shortfall                                                        $0.00
       (G) Excess Fund Available                                                                              34,605,220.18


X.     PRINCIPAL DISTRIBUTIONS
------------------------------
       (A) Noteholders' Principal Distribution Amounts                                                       $34,605,220.18
       (B) Class A-1 Notes Principal
           (i)   Class A-1 Notes Principal Due                                                               $34,605,220.18
           (ii)  Class A-1 Notes Principal Paid                                                               34,605,220.18
                                                                                                            ---------------
           (iii) Class A-1 Notes Principal Shortfall                                                                  $0.00
           (iv) Reserve Fund drawn                                                                                    $0.00
       (C) Class A-2 Notes Principal
           (i)   Class A-2 Notes Principal Due                                                                        $0.00
           (ii)  Class A-2 Notes Principal Paid                                                                        0.00
                                                                                                            ---------------
           (iii) Class A-2 Notes Principal Shortfall                                                                  $0.00
           (iv)  Reserve Fund drawn                                                                                   $0.00

CREDIT SUISSE FIRST BOSTON               COMPASS BANK AUTO OWNER TRUST 1998-A                                 EXHIBIT 20.1
                                                 COMPASS BANK - SERVICER                                            PAGE 3
                                      COMPASS BANK "ALABAMA", COMPASS BANK "TEXAS" - SELLERS

        (D) Class A-3 Notes Principal
           (i)   Class A-3 Notes Principal Due                                                                        $0.00
           (ii)  Class A-3 Notes Principal Paid                                                                        0.00
                                                                                                            ---------------
           (iii) Class A-3 Notes Principal Shortfall                                                                  $0.00
           (iv)  Reserve Fund drawn                                                                                   $0.00
       (E) Total Notes Principal
           (i)   Total Notes Principal Due                                                                   $34,605,220.18
           (ii)  Total Notes Principal Paid                                                                   34,605,220.18
                                                                                                            ---------------
           (iii) Total Notes Principal Shortfall                                                                      $0.00
           (iv)  Reserve Fund drawn                                                                                   $0.00
       (F) Certificates Principal
           (i)   Certificates Principal Due                                                                           $0.00
           (ii)  Certificates Principal Paid                                                                           0.00
                                                                                                            ---------------
           (iii) Certificates Principal Shortfall                                                                     $0.00
           (iv) Release to Servicer                                                                                   $0.00
       (G) Total Notes and Certificates Principal
           (i)   Total Notes and Certificates Principal Due                                                  $34,605,220.18
           (ii)  Total Notes and Certificates Principal Paid                                                  34,605,220.18
                                                                                                            ---------------
           (iii) Total Notes and Certificates Principal Shortfall                                                     $0.00

                                                       DISTRIBUTIONS SUMMARY

       (A) Total Collections                                                                                 $37,820,541.64
       (B) Amount of Draw from Reserve Account                                                                         0.00
       (C) Total Distributions                                                                                37,820,541.64
       (D) Amount of Deposit available into Reserve Account                                                            0.00

                                                  PORTFOLIO AND SECURITY SUMMARY

                                                                                   Beginning                      End
XI.    POOL BALANCES AND PORTFOLIO INFORMATION                                     of Period                   of Period
----------------------------------------------                                 ----------------             ----------------
       (A) Balances and Principal Factors
           (i)    Aggregate Balance of Notes                                    $379,380,000.00             $344,774,779.82
           (ii)   Note Pool Factor                                                    1.0000000                   0.9087848
           (iii)  Class A-1 Notes Balance                                        127,235,000.00               92,629,779.82
           (iv)   Class A-1 Notes Pool Factor                                         1.0000000                   0.7280212
           (v)    Class A-2 Notes Balance                                         81,700,000.00               81,700,000.00
           (vi)   Class A-2 Notes Pool Factor                                         1.0000000                   1.0000000
           (vii)  Class A-3 Notes Balance                                        170,445,000.00              170,445,000.00
           (viii) Class A-3 Notes Pool Factor                                         1.0000000                   1.0000000
           (iv)   Certificates Balance                                            22,080,879.06               22,080,879.06
           (x)    Certificates Pool Factor                                            1.0000000                   1.0000000
           (xi)   Total Principal Balance of Notes and Certificates              401,460,879.06              366,855,658.88
       (B) Portfolio Information
           (i)    Weighted Average Coupon (WAC)                                           9.84%                       9.84%
           (ii)   Weighted Average Remaining Maturity (WAM)                               42.27 months                39.64 months
           (iii)  Remaining Number of Receivables                                        35,744                      34,141
           (iv)   Portfolio Receivable Balance                                  $401,460,879.06             $366,855,658.88

                                                        SUMMARY OF ACCOUNTS

XII.   RECONCILIATION OF RESERVE ACCOUNT
----------------------------------------
       (A) Beginning Reserve Account Balance                                                                  $1,003,652.20
       (B) Draws
           (i)   Draw for Servicing Fee                                                                                0.00
           (ii)  Draw for Interest                                                                                     0.00
           (iii) Draw for Realized Losses                                                                              0.00
       (C) Excess Interest Deposited into the Reserve Account                                                          0.00
       (D) Reserve Account Balance Prior to Release                                                            1,003,652.19
       (E) Reserve Account Required Amount                                                                     4,014,608.79
       (F) Final Reserve Account Required Amount                                                               4,014,608.79
       (G) Excess Reserve Account Amount                                                                               0.00
       (H) Ending Reserve Account Balance                                                                      1,003,652.19

XIII.  NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
------------------------------------------------
       (A) Liquidated Contracts
           (i)   Liquidation Proceeds Related to Principal                                                            $0.00
           (ii)  Net Liquidation Proceeds Received During
                 the Collection Period                                                                                 0.00
           (iii) Recoveries on Previously Liquidated Contracts                                                         0.00
       (B) Aggregate Net Losses for Collection Period                                                                  4.90
       (C) Net Loss Rate for Collection Period (annualized)                                                           0.00%
       (D) Cumulative Net Losses for all Periods                                                                       4.90
       (E) Delinquent Receivables                                  Dollar Amount             #  Units
                                                                -------------------       --------------
           (i)   30-59 Days Delinquent                          $202,570.24    0.06%      319       0.93%
           (ii)  60-89 Days Delinquent                           $72,982.77    0.02%       74       0.22%
           (ii)  90 Days or More Delinquent                       $5,736.52    0.00%        5       0.01%

XIV.   TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
--------------------------------------------------------------
       (A) Cumulative Net Losses
           (i)   Second Preceding Collection Period                                                                   0.00%
           (ii)  Preceding Collection Period                                                                          0.00%
           (iii) Current Collection Period                                                                            0.00%
       (B) Ratio of Balance of Contracts Delinquent 60 Days or
           More to the Outstanding Balance of Receivables.
           (i)   Second Preceding Collection Period                                                                   0.00%
           (ii)  Preceding Collection Period                                                                          0.00%
           (iii) Current Collection Period                                                                            0.02%
           (iv)  Three Month Average (Avg(i,ii,iii))                                                                  0.01%
       (C) Loss and Delinquency Trigger Indicator                                                              Trigger was not hit.
